Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of September 11, 2009, by and among INTERNATIONAL ADVISORY HOLDINGS CORP., a Delaware corporation (“Holdings”), INTERNATIONAL CONSULTING ACQUISITION CORP., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 16, 2007 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend to certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.               Section 5.02(b) of the Credit Agreement is hereby amended by deleting Section 5.02(b)(i) in its entirety and inserting the following new Section 5.02(b)(i) in lieu thereof:

“(b) (i) In addition to any other mandatory repayments pursuant to this Section 5.02, on each date set forth below (each, a “Scheduled Initial Term Loan Repayment Date”), the Borrower shall be required to repay that principal amount of Initial Term Loans, to the extent then outstanding, as is set forth opposite each such date below (each such repayment, as the same may be (x) reduced as provided in Section 5.01(a), 5.01(b) or 5.02(g) with respect to payments made after September 11, 2009 or (y) increased as provided in Section 2.14(c), a “Scheduled Initial Term Loan Repayment”):

Scheduled Initial Term Loan Repayment Date	Amount

The last Business Day of Holdings’ fiscal quarter ending September 30, 2009	$5,000,000

The last Business Day of Holdings’ fiscal quarter ending December 31, 2009	$5,000,000

Scheduled Initial Term Loan
Repayment Date	Amount
The last Business Day of Holdings’ fiscal quarter ending March 31, 2010	$2,000,000

Initial Term Loan Maturity Date	$69,812,500	”

2.               Section 10.07 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 10.07 in lieu thereof:

“10.07 Total Leverage Ratio. Holdings will not permit the Total Leverage Ratio at any time during a period set forth below to exceed the ratio set forth opposite such period below:

Period	Ratio

Initial Borrowing Date through and including June 29, 2008	4.25:1.00

June 30, 2008 through and including September 29, 2008	4.00:1.00

September 30, 2008 through and including March 30, 2009	3.75:1.00

March 31, 2009 through and including June 29, 2009	3.50:1.00

June 30, 2009 through and including September 29, 2010	3.25:1.00

September 30, 2010 through and including March 30, 2011	3.00:1.00

March 31, 2011 through and including June 29, 2011	2.75:1.00

June 30, 2011 through and including September 29, 2011	2.50:1.00

September 30, 2011 through and including December 30, 2011	2.25:1.00

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December 31, 2011 and thereafter	2.00:1.00”.

II.                                     Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as hereinafter defined), both immediately before and after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents, are true and correct in all material respects on the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty which by its terms is made as of a specific date shall be true and correct in all material respects only as of such specific date).

2.             The Credit Agreement is modified only by the express provisions of this First Amendment and this First Amendment shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

5.             This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when Holdings, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036; Attention: Jessica Marchand (facsimile number: 212-354-8113 / email: jmarchand@whitecase.com) and (ii) the Borrower shall have paid the outstanding fees and expenses of White & Case LLP in connection with the Credit Agreement.

6.             From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

INTERNATIONAL ADVISORY HOLDINGS CORP.

By:	/s/ Frank Martell
	Name:	Frank Martell
Title:

INTERNATIONAL CONSULTING ACQUISITION CORP.

By:	/s/ Frank Martell
	Name:	Frank Martell
Title:

Signature page to First Amendment to TPI Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

Signature page to First Amendment to TPI Credit Agreement